SCHEDULE 14A
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No. N/A)

Filed by the registrant     x
Filed by a party other than the registrant    _
Check the appropriate box:
     _    Preliminary proxy statement
     x    Definitive proxy statement
     _    Definitive additional materials
     _    Soliciting material pursuant to Rule 14a-11(c)  or Rule 14a-12

                    CITIZENS BANCSHARES CORPORATION
           (Name of Registrant as Specified in its Charter)

                    CITIZENS BANCSHARES CORPORATION
              (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
    x  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(I)(1), or 14a-6(j)(2).
    _ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3).
    _  Fee computed on table on table below per Exchange Act Rules 14a-6(I)
       (4) and 0-11.

    (1)       Title of each class of securities to which transaction applies:
                              N/A

    (2)       Aggregate number of securities to which transactions applies:
                              N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A

     (4)       Proposed maximum aggregate value of transaction:
                              N/A

     _    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)       Amount previously paid:

    (2)       Form, schedule or registration statement no.:

    (3)       Filing party:

    (4)       Date filed:


- - - - -------------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.


                         CITIZENS BANCSHARES CORPORATION
                          175 John Wesley Dobbs Avenue, N.E.
                               Atlanta, Georgia  30303

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON MAY 1, 1996


                  The  annual   meeting  of   shareholders  of   Citizens
             Bancshares Corporation (the "Company") will be held on Wednesday, May 1, 1996, at 10:00 a.m., at The Atlanta Life Insurance Company, Herndon Plaza, 100 Auburn Avenue, N.E., Atlanta, Georgia for the purpose of considering and voting upon:

                  1. The election of nine directors to constitute the Board of Directors and to serve until the next annual meeting and until their successors are elected and qualified; and

                  2. Such other matters as may properly come before the meeting or any adjournment thereof.

                  Only shareholders of record at the close of business on
             March 13, 1996 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                  A Proxy Statement and a Proxy solicited by the Board of
             Directors are enclosed. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                  Also enclosed is  the Company's  1995 Annual Report  to
             Shareholders,  which  contains  financial   data  and  other
             information concerning the Company.

                                                By Order of  the Board of
                                                Directors


                                                Annette G. Petty,
                                                Secretary


             April 10, 1996


             PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.



                           CITIZENS BANCSHARES CORPORATION
                          175 John Wesley Dobbs Avenue, N.E.
                               Atlanta, Georgia  30303

                                   PROXY STATEMENT


                  This  Proxy Statement  is furnished in  connection with
             the solicitation of Proxies by the Board of Directors of Citizens Bancshares Corporation (the "Company") for use at the annual meeting of shareholders of the Company to be held on May 1, 1996, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting.

                  The expenses of this solicitation,  including the costs
             of preparing and mailing this Proxy Statement, will be paid by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for the forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone or telegraph. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on April 10, 1996.

                  Any Proxy given  pursuant to  this solicitation may  be
             revoked without compliance with any other formalities by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company a notice of revocation or a duly executed Proxy for the same shares bearing a later date.

                  The Company  will furnish without charge a  copy of its
             Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1995, including financial statements, to any record or beneficial owner of its Common Stock as of March 13, 1996 who requests a copy. Any request for the Annual Report on Form 10-KSB should be in writing and addressed to:

                                  Annette G. Petty
                                 Secretary
                                 Citizens Bancshares Corporation
                                 175 John Wesley Dobbs Avenue, N.E.
                                 Atlanta, Georgia 30303

             If the person requesting the report was not a shareholder of record on March 13, 1995, the request must include a representation that the person was a beneficial owner of Common Stock on that date. Copies of any exhibits to the Annual Report on Form 10-KSB will also be furnished to shareholders on request and upon the payment of the Company's expense in furnishing the exhibits.


                       VOTING SECURITIES AND PRINCIPAL HOLDERS


                  The  record  of shareholders  entitled  to vote  at the
             annual meeting was taken as of the close of business on March 13, 1996. On that date the Company had outstanding and entitled to vote 1,329,684 shares of Common Stock, par value $1.00 per share, with each share entitled to one vote.

                  The following  table  sets  forth  certain  information
             concerning the only "persons" (as that term is defined by the Securities and Exchange Commission) who are known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, which is its only class of voting securities, as of March 1, 1996, and the ownership of the Company's Common Stock as of that date by all directors and nominees for director, William L. Gibbs and all directors and officers of the Company as a group.

                                                Number of Shares
             Name and Address                   (Percent of Class)

             Herman J. Russell                           568,516
             504 Fair Street, S.W.                       (42.8%)
             Atlanta, Georgia  30313

             William L. Anderson                          32,713
             24535 North Carolina                         (2.5%)
             Southfield, Michigan  38075

             Johnnie L. Clark                             15,953
             2794 Chaucer Drive, S.W.                     (1.2%)
             Atlanta, Georgia  30311

             H. Jerome Russell                             6,800(1)
             5410 Vernon Walk
             Atlanta, Georgia  30327

             William L. Gibbs                              3,024(1)
             120 View Hill Court
             Atlanta, Georgia  30350

             Norris L. Connally                            1,266(1)
             1950 Niskey Lake Trail, S.W.
             Atlanta, Georgia  30331

             Thomas E. Boland                                N/A
             Wachovia
             191 Peachtree Street - 21st Floor
             Atlanta, Georgia 30302

             Odie C. Donald                                  N/A
             1100 Peachtree Street, Suite 1000
             Atlanta, Georgia 30309

             R. K. Sehgal                                    N/A
             55 Cliffside Crossing
             Atlanta, Georgia  30338

             Annette  G. Petty                               509(1)
             1940 Penelope Street, N.W.
             Atlanta, Georgia  30314

             Audrey M. Alexander                             128(1)
             1014 Chateau Lane
             Smyrna, Georgia  30082

             All directors and                              628,909
             officers as a group                           (47.3.%)
             (11 persons)

             ________________________________

             (1)  Less than 1%.

                  Section 16(a) of  the Securities  Exchange Act of  1934
             requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and persons who own more than 10% of the Company's Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.


                  Based solely  on  review of  the copies  of such  forms
             furnished to the Company, the Company believes that during the fiscal year ended December 31, 1995, all required reports were filed timely.


                         NOMINATION AND ELECTION OF DIRECTORS

                  The By-Laws of  the Company provide that  the number of
             directors on the Board of Directors shall be nine, subject to change as provided in the By-Laws. The term of office for directors continues until the next annual meeting and until their successors are elected and qualified. Provided a quorum is present at the annual meeting, directors shall be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the annual meeting.

                  Each Proxy executed and returned  by a shareholder will
             be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the election of the nominees named below to constitute the entire Board of Directors. In the event that any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as substitute nominee, but in no event will the Proxy be voted for more than nine nominees. The management of the Company has no reason to believe that any nominee will not serve if elected. All nine nominees are currently directors of the Company with the exception of Odie C. Donald.

                       INFORMATION ABOUT NOMINEES FOR DIRECTOR

                 The  following information as of  March 1, 1996 has been
             furnished by the respective nominees for director. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal employment, in the same or a similar position, for more than five years.

             Name (Age)             Information about Nominee


             Herman J. Russell   Chairman of  the Board  of Directors
                 (65)            since 1980  and Director since 1972.
                                 Mr. Russell is Chairman of the Board
                                 and Chief  Executive Officer of H.J.
                                 Russell &  Co., a construction, real
                                 estate   development   and   project
                                 management company.   Mr. Russell is
                                 also  a  director  of Georgia  Power
                                 Company,       National      Service
                                 Industries,   Inc.    and   Wachovia
                                 Corporation of Georgia.

             William L. Gibbs    Director  since 1993.  Mr.  Gibbs is
                 (50)            President   and    Chief   Executive
                                 Officer of the Bank  and Company and
                                 has  held   these  positions   since
                                 January, 1993.   He became President
                                 of the Bank in July, 1992.  Prior to
                                 joining  the  Bank,  Mr. Gibbs  held
                                 various senior  management positions
                                 over   nine   years   at   BankSouth
                                 Corporation.

          William G. Anderson    Director since  1993.  Dr.  Anderson
                 (68)            is  Director  of  Staff  Development
                                 for  Riverview Hospital  in Detroit,
                                 Michigan  and is  President of  Life
                                 Choice Quality Health Care  Plan, an
                                 HMO  in  Detroit,  Michigan.     Dr.
                                 Anderson  has  been  a  director  of
                                 Citizens  Trust Bank,  the Company's
                                 wholly-owned    subsidiary,    since
                                 1974.

           Thomas E. Boland      Director since 1995.  Retired.  Former
                  (61)           Chairman of the Board of Wachovia
                                 Bank of Georgia. Since October, 1995, he has been Special Counsel to the President of Mercer University of Macon and Atlanta.

           Johnnie L. Clark      Director  since 1982.   Dr. Clark is
                 (64)            a   certified   public   accountant,
                                 consultant    and    real     estate
                                 developer.   Previously,  she served
                                 as  Professor  of  Accounting     at
                                 Kennesaw State College.

          Norris L. Connally     Director since 1982.  Retired.  Mr.
                 (75)            Connally was  formerly employed  by
                                 Atlanta Life  Insurance Co.  as its
                                 Senior    Vice    President/General
                                 Auditor.

          Odie C. Donald         Mr. Donald is President of
                 (46)            BellSouth Mobility, Inc., a
                                 cellular telecommunications
                                 company, since  1993.  He has
                                 had held  various senior management
                                 positions over fifteen years at
                                 BellSouth Corporation.

         H. Jerome Russell       Director since 1993.  Mr. Russell
                 (33)            is President of H.J. Russell and
                                 Co., a construction,  real estate
                                 development and project management
                                 company, and has held this position
                                 since October, 1994.  Previously,
                                 he served as President of City
                                 Beverage Co., a beer distributor.

         R. K. Sehgal            Director since 1993.  Mr. Sehgal is
                 (55)            President and Chief Executive
                                 Officer of Williams Group, Inc., an
                                 engineering company, and has held
                                 this position since February, 1995.
                                 He previously served as Chairman,
                                 President and Chief Executive
                                 Officer of Law Corporate Group Inc.


                  There are no family relationships between any of the
             directors, executive officers or any other person nominated by the Board of Directors for election as a director of the Company, except that H. Jerome Russell is the son of Herman J. Russell.

                                 EXECUTIVE COMPENSATION

                  The Company did not pay any remuneration to its officers
             in 1995. The following table provides compensation information with respect to the Chief Executive Officer and the President of the Company's wholly-owned subsidiary, Citizens Trust Bank (the "Bank"), and the officers of the Bank who were paid more than $100,000 per year in salary and bonuses for services rendered to the Bank during 1993, 1994 and 1995.

                               SUMMARY COMPENSATION TABLE


                                                          Other        All
     Name and Principal                                   Annual       Other
     Position                Year     Salary   Bonus   Compensation  Compensation

     I. Owen Funderburg      1993       --    $12,619      --            --
        Retired

     William L. Gibbs        1995    $132,096  $7,000    $ 6,000       $ 977
      President and Chief    1994     116,000     --      12,000         911
       Executive Officer     1993     116,000     --      12,000         717


                  Mr. Funderburg's compensation as described above was  made pursuant to an employment agreement (the "Funderburg Employment Agreement") with the Bank. In 1993, pursuant to the Funderburg Employment Agreement, the Bank paid Mr. Funderburg a cash bonus of $12,619 consisting of 7 1/2% of any before-tax profits in excess of $100,000 earned by the
             Bank in the fiscal year ended December 31, 1992. Mr. Funderburg resigned his position as Director of the Company effective April 28, 1993.

                  Mr. Gibbs  became President of  the Bank  on July 1, 1992.
             Effective January 1, 1993, Mr. Gibbs became President and Chief Executive Officer of the Bank. Mr. Gibbs' compensation as described above was made pursuant to an employment agreement (the "Gibbs Employment Agreement") with the Bank. In 1995, Gibbs Employment Agreement was amended and restated to extend the employment term by 36 months. Upon execution of the Amended Gibbs Employment Agreement, the Bank paid Mr. Gibbs $7,000. Pursuant to the Gibbs Employment Agreement, Mr. Gibbs is entitled to an annual salary of $137,000, which is subject to increase annually at the sole discretion of the Board of Directors, and an annual bonus calculated on the basis of performance objectives related to the Bank's return on assets and return on equity. In addition, pursuant to the Gibbs Employment Agreement, the Bank maintains a life insurance policy for Mr. Gibbs, for which the Bank paid $977 in premiums in 1995. The Gibbs Employment Agreement also provides that the Bank will provide Mr. Gibbs a monthly car allowance and with such health and disability insurance and other fringe benefits as the Bank generally makes available to all its employees. The initial term of the Gibbs Employment Agreement is three years, beginning on July 1, 1995, but is subject to automatic extension for an additional period to be determined by the Board of Directors.

                  Directors of  the Company receive a  fee of $300 for  each
             Board of Directors meeting attended.

                                  RELATED TRANSACTIONS

                  The  Bank has  had, and  expects to  have in  the  future, banking transactions in the ordinary course of business with directors and officers of the Company and their associates, including corporations of which such officers or directors are shareholders, directors and/or officers, on the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. Such transactions have not involved more than the normal risk of collectability or presented other unfavorable features.

                   MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

                  The  Board of  Directors held  four meetings  during 1995.
             Overall attendance of such meetings were 82%. All of the directors attended more than 50% of the aggregate of all meetings of the Board of Directors.

                  The  Company does  not have standing  audit, nominating or compensation committees.

                    INFORMATION CONCERNING THE COMPANY'S ACCOUNTANTS

                  KPMG  Peat  Marwick  LLP  were  the independent  certified public accountants for the Company for 1995. Representatives of KPMG Peat Marwick LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Company anticipates that KPMG Peat Marwick LLP will be the accountants for the current fiscal year.


                                 SHAREHOLDER PROPOSALS

                  In  accordance with the provisions  of Rule 14a-8(a)(3)(i)
             of the Securities and Exchange Commission, proposals of shareholders intended to be presented at the Company's 1997 Annual Meeting must be received by December 14, 1996 in order to be eligible for inclusion in the proxy statement and form of proxy for that meeting.

                     OTHER MATTERS THAT MAY COME BEFORE THE MEETING

                  The management of  the Company knows  of no  matters other than those stated above that are to be brought before the meeting. However, if any other matter is presented for consideration and voting, the persons named as proxies in the enclosed Proxy intend to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.


                                                     By Order of the Board
                                                     of Directors

                                                     Annette G. Petty
                                                     Secretary

             April 10, 1996



CITIZENS BANCSHARES PROXY
                                     Proxy Solicited on Behalf of the Board
                                     of Directors for Annual Meeting of
                                     Shareholders


Citizens Bancshares Corporation      The undersigned hereby appoints Norris L.
P.O. Box 4485                        Connally, Johnnie L. Clark and H. Jerome
Atlanta, Georgia 30302               Russell as Proxies, each with the power to
                                     appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Citizens Bancshares
                                     Corporation held on record by the under-signed on March 13, 1996 at the annual meeting of shareholders to be held on May 1, 1996 or any adjournment thereof.

                                          (To be signed on reverse side)




                        CITIZENS BANCSHARES PROXY

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

If no direction is indicated, this proxy will be voted FOR proposal 1.

To vote in accordance with the Board of Directors' recommendations, just sign below; no boxes need be checked.

The Board of Directors recommends a vote FOR:

1. ELECTION OF DIRECTORS:
   Nominees:  William G. Anderson, Thomas E. Boland, Johnnie L. Clark, Norris L.
              Connally, Odie C. Donald, William L. Gibbs, H. Jerome Russell, Herman J. Russell, R.K. Sehgal

 __ FOR              __  WITHHELD            __ FOR, except vote withheld from
 all nominees            from all nominees      the following nominee(s):

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                        Signature
                        Date
                        Signature
                        Date

                        Please sign name(s) exactly as printed hereon. If signing as attorney, administrator, executor, guardian or trustee, please give title as such.